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                                 GALAXY FUND II

                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND
                            U.S. TREASURY INDEX FUND

                     SUPPLEMENT DATED DECEMBER 24, 1997 TO
                         PROSPECTUS DATED JULY 29, 1997

INVESTMENT OBJECTIVES AND POLICIES

    The second and third paragraphs under the heading "Investment Objectives and Policies--Small Company Index Fund" on pages 10 and 11 of the Prospectus are amended and restated to read as follows:

        "Normally, the Small Company Index Fund will hold all 600 stocks in the S&P SmallCap 600 Index and will hold each stock in approximately the same percentage as that stock represents in the S&P SmallCap 600 Index. From time to time, however, when deemed advisable by Fleet, the Fund will not hold all of the issues in the S&P SmallCap 600 Index but instead will use a statistical technique known as "portfolio optimization". Through portfolio optimization, each stock is considered for inclusion in the Fund based on its contribution to the market capitalization, industry representation and fundamental exposures of the Fund and their similarity to these financial characteristics in the S&P SmallCap 600 Index. These fundamental exposures include dividend yield, price-earnings multiples and average growth rates.

        When utilized, the portfolio optimization program is expected to provide an effective method of substantially duplicating the dividend income and capital gains produced by the S&P SmallCap 600 Index. Since the Fund does not hold every stock in the S&P SmallCap 600 Index when utilizing portfolio optimization, it is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy as when it holds all 600 stocks in the Index, although the Fund will seek a correlation of at least 0.95, before deduction of operating expenses."

TAXES

    The second paragraph under the heading "Taxes" on pages 15 and 16 of the Prospectus is amended and restated to read as follows:

        "Except as described in the following paragraph, dividends paid from Fund income other than net capital gains will be taxable to you as ordinary income. Distributions derived from net realized long-term or mid-term capital gains will be taxable to you as long-term or mid-term capital gains, as the case may be, regardless of how long you have held shares of a Fund. As a general rule, your gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if you have held your shares for more than 18 months, a mid-term capital gain or loss if you have held your shares for less than 18 months but more than 12 months, and a short-term capital gain or loss if you have held your shares for one year or less. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend."